                                                                   EXHIBIT 10.19

                                    TERM NOTE

$400,000                                                       June 11, 2004
                                                               Newark, New Jersey

     FOR VALUE RECEIVED, the undersigned (hereinafter, "Borrower"), hereby jointly and severally promise to pay to the order of NORTH FORK BANK, a New York banking corporation, successor by merger to The Trust Company of New Jersey
(hereinafter, "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of $400,000, together with interest from and after the date hereof on the unpaid principal balance outstanding at a variable rate per annum equal to 2.0% above the Base Rate.

     This Term Note (the "Note") is the Term Note referred to in, and is issued pursuant to, that certain First Amendment to Loan and Security Agreement between
Borrower and Lender dated the date hereof (hereinafter, such Loan and Security
Agreement, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are
hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this
Note, shall have the meanings ascribed to them in the Loan Agreement.

     The rate of interest in effect hereunder shall be calculated with reference to the Base Rate as more specifically provided in the Loan Agreement. The interest due shall be computed in the manner provided in the Loan Agreement.

     For so long as no Event of Default shall have occurred the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

          (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on July 1, 2004, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;

          (b) Principal shall be due and payable monthly commencing on July 1,
     2004, and continuing on the first day of each month thereafter to and including the first day of May, 2005, in installments of $33,333.33 each;
     and

          (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on
     June 1, 2005.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

     This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also terminate the
Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

     Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

     Borrower shall pay a late payment fee equal to 5% of the amount of any installment of principal or interest, or both, required hereunder which is received by Lender more than ten (10) days after the due date thereof.

     Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this
Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder,
Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

     This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey.

                                       2

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Newark, New Jersey, on the date first above written.

                                  MEDIA SCIENCES INTERNATIONAL, INC.

                                  By:
                                           -------------------------------------
                                           Michael W. Levin, President

                                  MEDIA SCIENCES, INC.

                                  By:
                                           -------------------------------------
                                           Michael W. Levin, President

                                  CADAPULT GRAPHIC SYSTEMS, INC.

                                  By:
                                           -------------------------------------
                                           Michael W. Levin, President

                                  GUARANTOR:

                                  ----------------------------------------------
                                           MICHAEL W. LEVIN

                                       3